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13










                                  EXHIBIT 10.6




                          REGISTRATION RIGHTS AGREEMENT

                                       FOR

                     UNIVERSITY OF FLORIDA FOUNDATION, INC.




                         Dated as of December ___, 1999


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                          REGISTRATION RIGHTS AGREEMENT

         REGISTRATION RIGHTS AGREEMENT, dated as of December ___, 1999, (this "Agreement"), between Compass Knowledge Holdings, Inc., a Florida corporation (the "Company") and University of Florida Foundation, Inc., a Florida not for profit corporation ("UFF").

         WHEREAS, the Company and UFF have entered into Stock Purchase Agreement, dated as of the date hereof (the "Stock Purchase Agreement'), pursuant to which UFF will acquire 465,000 shares of the common stock, par value $.001 per share, of the Company; and

         WHEREAS, it is a condition precedent to consummation of the Agreement that the Company provide certain registration rights to UFF with respect to 425,000 of such shares (hereinafter the "Securities").

         NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the adequacy and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:


                                   ARTICLE 1.
                                   DEFINITIONS

         SECTION 1.1 Definitions. The following terms shall have the meanings ascribed to them below:

         "Agreement" means this Agreement, as amended, modified or supplemented from time to time and all attachments hereto.

         "Business Day" means any day that is not a Saturday, Sunday or a day on which banking institutions in New York, New York are authorized or obligated by law, executive order or government decree to be closed.

         "UFF" has the meaning ascribed thereto in the introduction hereof.

         "Commission" means the United States Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

         "Controlling Person" has the meaning ascribed thereto in Section 4.1.

         "Compulsory Registration" has the meaning ascribed thereto in Section 2.1(b).

         "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

         "Holder' means any Person who now holds or shall hereafter acquire and hold Registrable Securities.

         "Indemnified Party" means an Indemnified Party as defined in Section
4.3.






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         "Indemnifying Party" means an Indemnifying Party as defined in Section
4.3

         "Person" means any individual, entity or group, including without limitation, any corporation, limited liability company, limited or general partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or other agency or political subdivision thereof.

         "Piggy-Back Registration" has the meaning ascribed thereto in Section 2.1(a).

         "Prospectus" means the prospectus included in any Registration Statement (including without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective Registration Statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the securities covered by such Registration Statement, and all other amendments and supplements to the prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such prospectus.

         "Registrable Securities" means (i) the Securities as defined in the introductory portion of this Agreement, and (ii) any other shares of the Securities acquired as a result of stock splits, stock dividends, reclassifications, recapitalizations, or similar events relating to the shares described in clause (i) above, in each case until such time as (x) a Registration Statement covering such shares of the Securities has been declared effective by the Commission and such Securities have been disposed of pursuant to such effective Registration Statement, or (y) such Securities would be eligible for sale pursuant to Rule 144 under the Securities Act (or any similar provisions then in force), with regard to the volume limitations set forth in Rule 144(e), or (z) such Securities have been otherwise transferred and the Company has delivered a new certificate or other evidence of ownership for such Securities not bearing a restrictive legend and not subject to any stop transfer or similar restrictive order and all of such Securities may be resold by the Person receiving such certificate without complying with the registration requirements of the Securities Act.

         "Registration Statement" means any registration statement of the Company which covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such registration statement, including post-effective amendments, all exhibits and all material incorporated by reference in such registration statement.

         "Securities" has the meaning ascribed thereto in the introduction hereof.

         "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

         "Selling Holder' means a Holder who is or may be selling Registrable Securities pursuant to a Registration Statement under the Securities Act.

         "Selling Holders Counsel" means the counsel selected to represent the Selling Holders as set forth in Section 3.1(c).

         "Underwriter" means a securities dealer who purchases any Registrable Securities as principal in an underwritten offering and not as part of such dealer's market-making activities.






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         "Underwriter's Cutback" shall mean a reduction in the number of
Registrable Securities to be included in any underwritten offering as the result of receipt of written notice from the representative of the Underwriters to the effect that adverse marketing factors require a limitation on the number of Registrable Securities to be underwritten.


                                   ARTICLE 2.
                               REGISTRATION RIGHTS

         SECTION 2.1. (a) Piggy-Back Registration. If at any time the Company proposes to file a Registration Statement under the Securities Act with respect to an offering by the Company for its own account or for the account of any of its security holders other than (x) a Registration Statement on Form S-4 or Form S-8 (or any substitute form that may be adopted by the Commission) or on any other form inappropriate for an underwritten public offering or related solely to securities to be issued in a merger, acquisition of the stock or assets of another entity or in a similar transaction or (y) a Registration Statement pursuant to a Compulsory Registration in accordance with Section 2.1(b) below, then the Company shall give written notice of such proposed filing to the Holders as soon as practicable (but in no event less than 30 days before the anticipated filing date), and such notice shall offer such Holders the opportunity to register such number of Registrable Securities as each such Holder may request (which request shall specify the number of shares and the type of Registrable Securities intended to be disposed of by such Holder and shall also state the firm intent of the Holder to offer Registrable Securities for sale) (a "Piggy-Back Registration"). The Company shall use its reasonable best efforts to cause the managing Underwriter or Underwriters of a proposed underwritten offering to permit the Registrable Securities requested to be included in a Piggy-Back Registration on the same terms and conditions as any similar securities of the Company or any other security holder included therein and to permit the sale or other disposition of such Registrable Securities in accordance with the intended method of distribution thereof. Any Holder shall have the right to withdraw its request for inclusion of its Registrable Securities in any Registration Statement pursuant to this Section 2.2 by giving written notice to the Company of its request to withdraw. The Company may withdraw a Piggy-Back Registration at any time prior to the time it becomes effective and such withdrawn Piggy-Back Registration shall not be counted for purposes of Section 2.1(a) of this Agreement.

         (b) Compulsory Registration. If within twelve (12) months of the Closing of the Stock Purchase Agreement, a Piggy-Back Registration Statement has not been filed with the Commission or is not being diligently pursued by the Company, the Company shall within thirty (30) days of demand made at any time thereafter by Holders owning more than 89 percent of the Securities file with the Commission a Registration Statement seeking to register for sale all the Registrable Securities. The Holders shall be entitled to withdraw all or any part of the Registrable Securities from a Registration Statement at any time prior to the effective date of such Registration Statement.

         (c) Notwithstanding any other provision of this Section 2.1, if the Underwriter advises the Company in writing that, in such firm's opinion, marketing factors prohibit or require a limitation of the number of shares to be underwritten, the Underwriter or the Company may exclude the Registrable Securities in the same proportion, as nearly as practicable, to other selling shareholders of the Company who have obtained shares pursuant to an acquisition or otherwise or the Underwriter or the Company may limit the number of Registrable Securities to be included in the registration and underwriting to a specified percentage of the Registrable Securities to be distributed through the underwriting in the same proportion, as nearly as practicable, to other




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selling shareholders of the Company who have obtained shares pursuant to an acquisition or otherwise. The Company shall so advise all Holders of Registrable Securities which would otherwise be registered and underwritten under this subsection, and the number of shares of Registrable Securities that may be included in the registration and underwriting shall be allocated among all Holders who hold those securities in proportion, as nearly as practicable, to the respective amounts of Registrable Securities entitled to inclusion in the registration held by such Holders at the time the registration statement is filed. Any Holder disapproving of the terms of any such underwriting may elect to withdraw from it by written notice to the Company and the Underwriter.

         (d) Notwithstanding any other provision of this Agreement to the contrary, the Company shall not be required to include any of the Registrable Securities in a registration statement relating to an underwritten offering of the Company's securities unless the Holders accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it (provided such terms are usual and customary for selling stockholders), including, without limitation, any Underwriter's Cutback, and the Shareholders agree to promptly execute and/or deliver such documents in connection with such registration as the Company or the managing underwriter may reasonably request.

         (e) Notwithstanding any other provision of this Agreement to the contrary, if requested in writing by the Company and an Underwriter, the Holders shall agree not to sell or otherwise transfer or dispose of any Registrable Securities held by the Holders for a period set by the underwriter following the effective date of a registration statement of the Company filed under the Securities Act, PROVIDED that officers and directors of the Company are subject to a similar lock-up.

         (f) Notwithstanding any other provision of this Agreement to the contrary, a Compulsory Registration requested by a Holder pursuant to Section 2.1(b) shall not be determined to have been effected (and therefore not demanded for the purposes of Section 2.1(b)): (A) if it is withdrawn based upon material adverse information relating to the Company that is different from the information (x) known to Holders requesting registration at the time of their request for registration, or (y) promptly disclosed by the Company to the Holders at the time of their request for registration; (B) if, when effective it includes fewer than ninety (90%) percent of the Registrable Securities which were the subject matter of the request; (C) if after it has become effective, such registration is interfered with by any stop order, injunction or other order or requirement of the Commission or other governmental agency or court for any reason other than a misrepresentation or an omission by such Holder and, as a result thereof, less than ninety (90%) percent of the Registrable Securities requested can be completely distributed in accordance with the plan of distribution set forth in the related registration statement.

         (g) Upon receipt of written notice from the Holders who make a demand pursuant to Section 2.1(b) hereof, the Company shall, within five (5) days, give prompt written notice to all other Holders of Registrable Securities of such notice and its intent to effect the registration of Registrable Securities pursuant to Section 2.1(b) of this Agreement. Such notice shall offer each such Holder the opportunity to include in such registration statement such number of Registrable Securities as each such Holder may request.

         (h) Notwithstanding any other provision of this Agreement to the contrary, the Holders shall not for a period of one year after the date of the effective date of a Registration Statement registering the Securities (the "Restricted Sale Period") within any weekly trading period, offer to sell, contract to sell, hypothecate, negotiate, pledge, assign, encumber, loan,





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pledge, grant any rights with respect to or otherwise dispose of, directly or indirectly (collectively, a "Disposition"), a number of the Securities which exceeds 5 percent of the average weekly trading volume (which shall be calculated without the inclusion of any Dispositions) of the Company's common stock during the four (4) calendar weeks preceding the date of any such Disposition, other than a Disposition (i) to other Holders who are bound by the terms of this Agreement, (ii) to any donees who receive such Securities as a bona fide gift and who are bound by the terms of this Agreement, (iii) to any affiliate of the Holders who is bound by the terms of this Agreement, or (v) pursuant to proportionate co-sale rights otherwise provided for herein.

         The parties acknowledge and agree that the foregoing restriction also expressly precludes the Holders from engaging in any hedging, shorting or other transactions which is designed to or reasonably expected to lead to or result in a Disposition of shares of the Securities during the Restricted Sale Period, even if such shares would be disposed of by someone other than the Holders. Such prohibited hedging or other transactions would include, without limitation, any short sale (whether or not against the box) or any purchase, sale, show of any shares or grant of any right (including, without limitation, any put or call option) with respect to any shares of common stock of the Company or with respect to any security (other than a broad-based market basket or index) that includes, relates to or derives any significant part of its value from the Company's common stock.

         It is agreed that the Holders shall submit each certificate for the Securities to the Company for imprinting of the following legends thereon:

                           "The sale, transfer, hypothecation, negotiation,
                  pledge, assignment, encumbrance or other disposition of this share certificate and the shareholdings represented hereby are subject to all of the terms, conditions and provisions of a Registration Rights Agreement dated as of ______________, 1999, by and among the holder of this certificate and Compass Knowledge Holdings, Inc., a copy of which may be obtained from the Secretary of Compass Knowledge Holdings, Inc."

         In furtherance of the foregoing, the Company and its transfer agent and registrar are hereby authorized to decline to make any transfer of shares of the Securities if such transfer would constitute a violation or breach of this Agreement.

                                   ARTICLE 3.
                             REGISTRATION PROCEDURES

         SECTION 3.1. Filings; Information. Whenever the Company is required to effect or cause the registration of Registrable Securities pursuant to Section
2.1 hereof, the Company will use its reasonable best efforts to effect the registration of such Registrable Securities in accordance with the intended method(s) of disposition thereof as quickly as practicable, and in connection with any such request:

         (a) The Company will prepare and file with the Commission a Registration Statement with respect to the offer and sale of such securities and use its reasonable best efforts to cause such Registration Statement to become and remain effective until the completion of the distribution contemplated thereby; provided, however, the Company shall not be required to keep such Registration Statement effective for more than 12 months (or such shorter period which will terminate when all Registrable Securities covered by such Registration have been sold, but not




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prior to the expiration of the applicable period referred to in Section 4(3) of the Securities Act and Rule 174 thereunder, if applicable).

         (b) The Company will prepare and file with the Commission such amendments and post-effective amendments to the Registration Statement as may be necessary to keep such Registration Statements effective for as long as such registration is required to remain effective pursuant to the terms hereof; cause the Prospectus to be supplemented by any required Prospectus supplement, and, as so supplemented, to be filed pursuant to Rule 424 under the Securities Act; and comply with the provisions of the Securities Act applicable to it with respect to the disposition of all Registrable Securities covered by such Registration Statement during the applicable period in accordance with the intended methods of disposition by the Selling Holders set forth in such Registration Statement or supplement to the Prospectus.

         (c) The Company, at least ten (10) Business Days prior to filing a Registration Statement or a Prospectus or any amendment or supplement to such Registration Statement or Prospectus, will furnish to (i) each Selling Holder,
(ii) not more than one counsel representing all Selling Holders ("Selling Holders Counsel"), to be selected by a majority-in-interest of such Selling Holders, and (iii) each Underwriter, if any, of the Registrable Securities covered by such Registration Statement, copies of such Registration Statement as proposed to be filed, together with exhibits thereto (whether or not incorporated by reference in such Registration Statement), which documents will be subject to review and approval by each of the foregoing within ten (10) Business Days after delivery (except that such review and approval of any Prospectus or any amendment or supplement to such Registration Statement or Prospectus must be within five (5) Business Days after delivery), and thereafter, furnish to such Selling Holders, Selling Holders' Counsel and Underwriters, if any, at the Company's expense, such number of conformed copies of such Registration Statement, each amendment and supplement thereto (in each case including all exhibits thereto and documents incorporated by reference therein), the Prospectus included in such Registration Statement (including each preliminary Prospectus) and such other documents or information as such Selling Holders, Selling Holders' Counsel or Underwriters may reasonably request in order to facilitate the disposition of the Registrable Securities (it being understood that the Company consents to the use of the Prospectus and any amendment or supplement thereto by each Selling Holder and the Underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by such Prospectus or any amendment or supplement thereto). The Company shall provide the Holders' counsel and each Underwriter, if any, a copy of any and all transmittal letters or other correspondence to, or received from, the Commission or any other governmental body having jurisdiction relating to the offering.

         (d) The Company will use its reasonable best efforts to prevent the entry of any stop order or to remove it at the earliest possible moment if entered.

         (e) [Section Reserved].

         (f) The Company will promptly notify each Selling Holder, Selling Holders' Counsel and any Underwriter in writing, (i) of any request by the Commission or other regulatory body having jurisdiction over the Registration Statement for any amendment or supplement to any Registration Statement or other document relating to the offering and sale of the Registrable Securities (ii) when a Prospectus or any Prospectus supplement or post-effective amendment has been filed and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of a Registration Statement or the initiation or threatening of any proceedings for that purpose,
(iv) of the happening of any event which makes any statements





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made in a Registration Statement or related Prospectus or any document incorporated or deemed to be incorporated by reference therein untrue in a material respect or which required the making of any changes in such Registration Statement, Prospectus or documents so that they will not contain any untrue statements of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements in the Registration Statement and Prospectus not misleading in light of the circumstances in which they were made; and, as promptly as practicable thereafter, prepare and file with the Commission and furnish a supplement or amendment to such Prospectus so that, as thereafter deliverable to the buyers of such Registrable Securities, such Prospectus will not contain any untrue statements of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, such amendment to be subject to the Holders' review under
Section 3.1(c).

         (g) The Company will make generally available an earnings statement satisfying the provisions of Section 11(a) of the Securities Act no later than 120 days after the end of the 12 month period beginning with the first day of the Company's first fiscal quarter commencing after the effective date of a Registration Statement, which earnings statement shall cover said 12 month period, and which requirement will be deemed to be satisfied if the Company timely files complete and accurate information on Forms 10-QSB, 10-KSB and 8-KSB under the Exchange Act and otherwise complies with Rule 158 under the Securities Act.

         (h) The Company will enter into customary agreements (including, if applicable, an underwriting agreement in customary form and which is reasonably satisfactory to the Company) and take such other actions as are reasonably required in order to expedite or facilitate the disposition of such Registrable Securities.

         (i) The Company, during the period when the Prospectus is required to be delivered under the Securities Act, will file all documents required to be filed with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act.

         (j) The Company will use its reasonable best efforts to cause all such Registrable Securities to be listed on each securities exchange or quoted on any automated quotation system on which similar securities of the Company are then listed or quoted and enter into customary agreements, including a listing application in customary form; provided that the applicable listing requirements are satisfied, and to provide a transfer agent and register for such Registrable Securities covered by the Registration Statement no later than the effective date of such Registration Statement.

         (k) The Company will make available for inspection by any Holder of Registrable Securities covered by the Registration Statement, any Underwriter participating in any disposition pursuant to such Registration Statement, and any attorney, accountant, or other agent retained by any such Holder or underwriter (collectively, the "Inspectors"), all financial and other records, pertinent corporate documents and properties of the Company as such Inspector shall deem necessary or desirable in order to permit it to conduct a reasonable investigation within the meaning of Section 11 of the Securities Act and cause the Company's officers, directors and employees to supply all information and respond to all inquiries reasonably requested by any such Inspector in connection with such Registration Statement.

         (1) The Company will, to the extent required in connection with an underwritten offering, (i) use its reasonable best efforts to furnish an opinion of counsel for the Company addressed to the Underwriter and each Selling Holder and dated the date of the closing under the




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underwriting agreement (if any) (or if such offering is not underwritten, dated the effective date of the Registration Statement), and (ii) use its reasonable best efforts to furnish a "cold comfort" letter addressed to each Selling Holder, if permissible under applicable accounting practices, and signed by the independent public accountants who have audited the Company's financial statements included in such Registration Statement, in each such case covering substantially the same matters with respect to such Registration Statement (and the Prospectus included therein) as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to underwriters in underwritten pubic offerings of securities and such other matters as the Selling Holders may reasonably request and, in the case of such accountants' letter, with respect to events subsequent to the date of such financial statements.

         (m) The Company will, not later than the effective date of the Registration Statement, provide a CUSIP number for all Registrable Securities, and provide the applicable transfer agents with printed certificates for the Registrable Securities, which are in a term eligible for deposit with The Depository Trust Company.

         Each Selling Holder agrees that, upon receipt of any notice in writing from the Company of the happening of any event of the kind described in Section 3.1(f) hereof, such Selling Holder will forthwith discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until such Selling Holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 3.1(f) hereof, and, if so directed by the Company, such Selling Holder will deliver to the Company all copies, other than permanent file copies then in such Selling Holder's possession, of the most recent Prospectus covering such Registrable Securities at the time of receipt of such notice. In the event the Company shall give such notice, the Company shall extend the period during which such Registration Statement shall be maintained effective (including the period referred to in Section 3.1(a) hereof) by the number of days during the period from and including the date of the giving of notice pursuant to Section 3.1(f) hereof to the date when the Company shall make available to the Selling Holders covered by such Registration Statement a Prospectus supplemented or amended to conform with the requirements of Section 3.1(f) hereof.

         SECTION 3.2. Registration Expenses. The Company shall pay all expenses in connection with any Registration pursuant to Article 2 or Article 3 hereof or incident to the Company's performance of or compliance with this Agreement including, without limitation: (i) all registration and filing fees, (ii) the fees and expenses of compliance with the securities or blue sky laws (including fees and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities), (iii) all printing, messenger and delivery expenses, (iv) the Company's internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), (v) the fees and expenses incurred in connection with the listing or quotation, as appropriate, of the Registrable Securities, (vi) the fees and disbursements of counsel for the Company and the fees and expenses for independent certified public accountants retained by the Company (including the expenses of any special audit or cold comfort letter), (vii) the fees and expenses of any special experts retained by the Company in connection with such registration, and (viii) the fees and expenses of counsel for the Selling Holders up to $10,000.00.




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                                   ARTICLE 4.
                        INDEMNIFICATION AND CONTRIBUTION

         SECTION 4.1 Indemnification by the Company. The Company agrees to indemnify and hold harmless, to the fullest extent permitted by law, each Selling Holder, its general partners, limited partners, managers, officers, directors, employees, advisors and agents, and each Person, if any, who controls, is controlled by or is under common control with such Selling Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, together with the general partners, limited partners, managers, officers, directors, employees, advisors and agents of such controlling Person (collectively the "Controlling Persons"), from and against any loss, claim, damage, liability, reasonable attorneys' fees, cost or expense and costs and expenses of investigating and defending any such claim (collectively, the "Damages") and any action in respect thereof to which such Selling Holder, its general partners, managing partners, managers, officers, directors, employees, advisors and agents, and any such Controlling Person may become subject under the Securities Act, the Exchange Act, state blue sky laws, common laws or otherwise, insofar as such Damages (or proceedings in respect thereof) arise out of, or are based upon, (x) any untrue statement of a material fact contained in any Registration Statement or Prospectus, or any amendment or supplement thereto, or any preliminary or summary Prospectus, or in any document incorporated by reference in such Registration Statement or Prospectus, any amendment or supplement thereto, or any preliminary or Summary Prospectus (y) any omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are based upon information furnished in writing to the Company by a Selling Holder expressly for use therein, or (z) any violation by the Company of any federal, state or common law rule or regulation applicable to the Company and relating to action required of or inaction by the Company in connection with any such registration, and the Company shall reimburse each Selling Holder, its partners, officers, directors, employees, advisors and agents, and each such Controlling Person for any legal and other expenses reasonably incurred by that Selling Holder, its partner, officers, directors, employees, advisors and agents, or any such Controlling Person in investigating or defending or preparing to defend against any such Damages or proceedings; provided, however, that the Company shall not be liable to any Selling Holder or other indemnitee to the extent that any such Damages arise out of or are based upon an untrue statement or omission based solely upon information provided in writing to the Company by the Selling Holder. The Company also agrees to indemnify any Underwriters of the Registrable Securities, their officers and directors and each Person who controls such Underwriters on substantially the same basis as that of the indemnification of the Selling Holders provided in this Section 4.1. This indemnity will survive the transfer of the Registrable Securities by the Holder thereof for a period of two (2) years.

         SECTION 4.2. Indemnification by Selling Holders. Each Selling Shareholder agrees, severally but not jointly to indemnify and hold harmless, the Company, its officers, directors, employees, advisors and agents, and each Controlling Person of the Company, if any, together with the partners, officers, directors, employees, advisors and agents of such Controlling Person, from and against any Damages and any action in respect thereof to which the Company and any such Controlling Person may become subject under the Securities Act, the Exchange Act, state blue sky laws, common laws or otherwise, insofar as such Damages (or proceedings in respect thereof) arise out of, or are based upon, (x) any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or Prospectus or any preliminary or summary Prospectus, or (y) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that such untrue statement of material fact is contained in, or such





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material fact relating to the Selling Holder is omitted from, information related to such Selling Holder, or its plan of distribution, furnished in writing to the Company by such Selling Holder expressly for use in any Registration Statement or Prospectus, or any amendment or supplement thereto, or any preliminary or summary Prospectus; provided, however, that such Selling Holder shall not be liable in any such case to the extent that prior to the filing of any such Registration Statement or Prospectus or amendment or supplement thereto, such Selling Holder has furnished in writing to the Company information expressly for use in such Registration Statement or Prospectus or any amendment or supplement thereto which corrected or made not misleading information previously furnished to the Company. The Selling Holder shall reimburse the Company and each such Controlling Person for any legal and other expenses reasonably incurred by the Company or any such Controlling Person in investigating or defending or preparing to defend against any such Damages or proceedings. In no event shall the liability of any Selling Holder be greater in amount that the dollar amount of the proceeds received by such Selling Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation. This indemnity will survive the transfer of the Registrable Securities by the Holder thereof for a period of two (2) years.

         SECTION 4.3. Conduct of Indemnification Proceedings. Promptly after receipt by any Person in respect of which indemnity may be sought pursuant to
Section 4.1 or 4.2 (an "Indemnified Party') of notice of any claim or the commencement of any action, the Indemnified Party shall, if a claim in respect thereof is to be made against the Person against whom such indemnity may be sought (an "Indemnifying Party"), notify the Indemnifying Party in writing of the claim or the commencement of such action; provided that the failure to notify the Indemnifying Party shall not relieve it from any liability which it may have to an Indemnified Party otherwise than under Section 4.1 or 4.2 except to the extent of any actual prejudice resulting therefrom. If any such claim or action shall be brought against an Indemnified Party, and it shall notify the Indemnifying Party thereof, the Indemnifying Party shall be entitled to participate therein, and, to the extent that it wishes, jointly with any other similarly notified Indemnifying Party, to assume the defense thereof with counsel reasonably satisfactory to the Indemnified Party. After notice from the Indemnifying Party to the Indemnified Party of its election to assume the defense of such claim or action, the Indemnifying Party shall not be liable to the Indemnified Party for any legal or other expenses subsequently incurred by the Indemnified Party in connection with the defense thereof other than reasonable costs of investigation; provided that the Indemnified Party shall have the right to employ separate counsel to represent the Indemnified Party and its Controlling Persons who may be subject to liability arising out of any claim in respect to which indemnity may be sought by the Indemnified Party against the Indemnifying Party, but the fees and expenses of such counsel shall be for the account of such Indemnified Party unless (i) the Indemnifying Party and the Indemnified Party shall have mutually agreed to the retention of such counsel or
(ii) in the opinion of counsel to such Indemnified Party, representation of both parties by the same counsel would be inappropriate due to actual or potential conflicts of interest between them, it being understood, however, that the Indemnifying Party shall not, in connection with any one such claim or action or separate but substantially similar or related claims or actions in the same jurisdiction arising out of the same allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (together with local counsel) at any time for all Indemnified Parties. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any claim or pending or threatened proceeding in respect of which the Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified Party from all liability arising out of such claim or proceeding. Whether or not the defense of any claim or action is assumed by the Indemnifying Party, such Indemnifying Party will not be subject to any





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liability for any settlements made without its consent, which consent will not be unreasonably withheld. In all instances, the Indemnified Party shall cooperate fully with the Indemnifying Party or its counsel in the defense of each claim or action.


                                   ARTICLE 5.
                                  MISCELLANEOUS

         SECTION 5.1. Participation in Underwritten Registrations. No Person may participate in any underwritten registration hereunder unless such Person (a) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements, and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements and these registration rights.

         SECTION 5.2. Rule 144 and 144A. The Company covenants that it will use its reasonable best efforts to file any reports required to be filed by it under the Securities Act and the Exchange Act and that it will take such further action as any Holder may reasonably request, all to the extent required from time to time to enable Holders to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 or Rule 144A under the Securities Act, or (b) any other applicable exemption from the registration requirements of the Securities Act adopted by the Commission. Upon the request of any Holder, the Company will deliver to such Holder a written statement as to whether it has complied with such requirements.

         SECTION 5.3. Amendment and Modification. Any provision of this Agreement may be waived, provided that such waiver is set forth in a writing executed by the party against whom the enforcement of such waiver is sought. This Agreement may not be amended, modified or supplemented other than by a written instrument signed by the holders of at least a majority of the Registrable Securities (calculated on an as converted basis). No course of dealing between or among any Persons having any interest in this Agreement will be deemed effect to modify, amend or discharge any part of this Agreement or any rights or obligations of any Person under or by reason of this Agreement.

         SECTION 5.4. Successors and Assigns; Third Party Beneficiaries. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto, each subsequent Holder and their respective successors and assigns and executors, administrators and heirs. Holders are intended third party beneficiaries of this Agreement, and this Agreement may be enforced by such Holders.

         SECTION 5.5. Entire Agreement. This Agreement sets forth the entire agreement and understanding between the parties as to the subject matter hereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature among them.

         SECTION 5.6. Headings. Subject headings are included for convenience only and shall not affect the interpretation of any provisions of this Agreement.

         SECTION 5.7. Notices. Any notice, demand, request, waiver, or other communication under this Agreement shall be in writing and shall be deemed to have been duly given on the date of service if personally served or sent by telecopy, on the Business Day after notice is delivered to





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

a courier or mailed by express mail confirmed if sent by courier delivery service or express mail for next day delivery and on the third day after mailing if mailed to the party to whom notice is to be given, by first class mail, registered, return receipt requested, postage prepaid and addressed to the following:

           If to the Company:           Compass Knowledge Holdings, Inc.
                                        2710 Rew Circle
                                        Suite 100
                                        Ocoee, Florida 34761
                                        Attention: Rogers W. Kirven, Jr.
                                        Telefax: (407) 656-4080

           If to UFF:                   University of Florida Foundation, Inc.
                                        Post Office Box 100185
                                        Gainesville, Florida

           With a copy to:              Smith Hulsey & Busey
                                        1800 First Union National Bank Tower
                                        225 Water Street
                                        Jacksonville, FL 32201-3315
                                        Attention: M. Richard Lewis, Jr.

         SECTION 5.8. Governing Law: Forum: Process. This Agreement shall be governed by and construed in accordance with the laws of the State of Florida, without regard to any choice-of-law principles thereof.

         SECTION 5.9. Consent to Jurisdiction, Waiver of Immunities. The Company and the Holders hereby irrevocably submit to the non-exclusive jurisdiction of any court of the State of Florida or United States federal court sitting in Alachua County, Florida, and any appellate court therefrom, in any action or proceeding arising out of or relating to this Agreement and hereby irrevocably agree that all claims in respect to such action or proceeding may be heard and determined in such court. The Company and the Holders irrevocably waive, to the fullest extent permitted by applicable law, the defense of an inconvenient forum to the maintenance of such action or proceeding.

         SECTION 5.10 Recapitalization, etc. In the event that any securities are issued in respect of, in exchange for, or in substitution of, any Registrable Securities by reason of any reorganization, reclassification, merger, consolidation, spin-off, partial or complete liquidation, stock dividend, stock split, sale of assets, distribution to stockholders or combination of the shares of Registrable Securities or any other change in the Company's capital structure, appropriate adjustments shall be made in the percentages specified herein so as to fairly and equitably preserve as far as practicable, the original rights and obligations of the parties hereto under this Agreement, all in accordance with the terms and conditions set in the Agreement.

         SECTION 5.11. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, and all of which taken together shall constitute one and the same agreement.

         SECTION 5.12. Severability. In the event that any one or more of the immaterial provisions contained in this Agreement shall for any reason be held to be invalid, illegal or unenforceable, the same shall not affect any other provision of this Agreement, but this

Agreement shall be construed in a manner which, as nearly as possible, reflects the original intent of the parties.

         SECTION 5.13. No Prejudice. The terms of this Agreement shall not be construed in favor of or against any party on account of its participation in the preparation hereof.

         SECTION 5.14. Words in Singular and Plural Form. Words used in the singular form in this Agreement shall be deemed to import the plural, and vise versa, as the sense may require.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date set forth above.

                                    COMPASS KNOWLEDGE HOLDINGS, INC.
                                    a Florida corporation



                                    By:
                                        ----------------------------------------
                                    Name:
                                          --------------------------------------
                                    Title:
                                          --------------------------------------



                                    UNIVERSITY OF FLORIDA FOUNDATION, INC.
                                    a Florida not for profit corporation



                                    By:
                                        ----------------------------------------
                                    Name:
                                          --------------------------------------
                                    Title:
                                          --------------------------------------






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